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                                                                    EXHIBIT 23-A

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated February 15, 1996, and to all references to our firm included in or made a part of Amendment No. 3 to the Registration Statement on Form S-1 for Craig Consumer Electronics, Inc.


                                          ARTHUR ANDERSEN LLP

Orange County, California

May 15, 1996